Exhibit 10.1

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of February 26, 2013 and is entered into by and among AGL CAPITAL CORPORATION, a Nevada corporation (the "Borrower"), AGL RESOURCES INC., a Georgia corporation ("Holdings"), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent"), and is made with reference to that certain AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 10, 2011 by and among the Borrower, Holdings, as Guarantor, the Lenders party thereto, the Administrative Agent and the other Agents named therein (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS

                    WHEREAS, the Loan Parties have requested that the Required Lenders agree to allow the Loan Parties to amend Schedule 7.8 of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to allow such amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.   AMENDMENTS TO CREDIT AGREEMENT

Schedule 7.8 of the Credit Agreement is hereby amended and restated in its entirety by replacing the current Schedule 7.8 with the revised Schedule 7.8 attached hereto as Exhibit A.

SECTION II.   CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):

A.  Execution.  The Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties and (ii) a counterpart signature page of this Amendment duly executed by such Lenders necessary to constitute the Required Lenders.

B.  Other Fees.  The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the Amendment Effective Date to the extent invoiced in reasonable detail, including, without limitation, reimbursement or other payment of reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document.

                    C.  Necessary Consents.  Each Loan Party shall have obtained all material consents necessary in connection with the transactions contemplated by this Amendment.

D.  Other Documents.  The Administrative Agent and the Lenders shall have received such other documents, information or agreements regarding the Loan Parties as the Administrative Agent may reasonably request.

SECTION III.   REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

                    A.  Existence.  Each Loan Party is organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

B.  Power; Execution; Enforceable Obligations.

(a) Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by and/or consented to under this Amendment, the "Amended Agreement") and the other Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit under the Amended Agreement. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment, the Amended Agreement and the other Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of the Amended Agreement.

(b)  This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto.

(c)  Each of this Amendment, the Amended Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            C.  No Conflict.  The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings or the Borrower or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Loan Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Loan Party, except for such approvals or consents which will be obtained on or before the Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D.  Governmental Consents.  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by the Borrower and Holdings of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.  Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

F.  Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

           G.  Release of Claims.  No Loan Party has any knowledge of any claims, counterclaims,  offsets or defenses to or with respect to its obligations under the Loan Documents, or if such Loan Party has any such claims,  counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the execution of this Amendment.

SECTION IV.   ACKNOWLEDGMENT AND CONSENT

Holdings hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Holdings hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all "Obligations" under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

Holdings acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Holdings represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment

Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Holdings acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of Holdings is not required by the terms of the Credit Agreement or any other Loan Document in order to effect the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Holdings to any future amendments to the Credit Agreement.

SECTION V.  MISCELLANEOUS

A.	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)  On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B.  Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OB LIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

D.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                                                             AGL CAPITAL CORPORATION

By: /s/ Paul R. Shlanta
Name:  Paul R. Shlanta
Title:    President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

HOLDINGS:                                                                AGL RESOURCES INC.

By: /s/ Paul R. Shlanta
Name:  Paul R. Shlanta
Title:    Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

[Signature Page to First Amendment to AGL A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent and a Lender

By: /s/ Allison Newman
Name:  Allison Newman
Title:    Director

[Signature Page to First Amendment to AGL A&R Credit Agreement]

SUNTRUST BANK, as Lender

By: /s/ Dave Felty
Name:  Dave Felty
Title:    Director

[Signature Page to First Amendment to AGL A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Helen D. Davis
Name:  Helen D. Davis
Title:    Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By: /s/ Alan Reiter
Name:  Alan Reiter
Title:    Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/ William Merritt
Name:  William Merritt
Title:    Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

U.S. Bank National Association, as a Lender

By: /s/ John M. Eyerman
Name:  John M. Eyerman
Title:    Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

FIFTH THIRD BANK, as a Lender

By: /s/ Kenneth W. Deere
Name:  Kenneth W. Deere
Title:    Senior Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Michelle Latzoni
Name:  Michelle Latzoni
Title:    Authorized Signatory

[Signature Page to First Amendment to AGL A&R Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ John Durland
Name:  John Durland
Title:    Authorized Signatory

[Signature Page to First Amendment to AGL A&R Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ Matthew Main
Name:  Matthew Main
Title:    Authorized Signatory

 [Signature Page to First Amendment to AGL A&R Credit Agreement]

The Bank of Nova Scotia, as a Lender

By: /s/ Thane Rattew
Name:  Thane Rattew
Title:    Managing Director

[Signature Page to First Amendment to AGL A&R Credit Agreement]

The Northern Trust Company, as a Lender

By: /s/ Vivian Tran
Name:  Vivian Tran
Title:    Officer

[Signature Page to First Amendment to AGL A&R Credit Agreement]

The Bank of New York Mellon, as a Lender

By: /s/ Hussam S. Alsahlani
Name:  Hussam S. Alsahlani
Title:    Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

Branch Banking and Trust Company, as a Lender

By: /s/ Robert T. Barnaby
Name:  Robert T. Barnaby
Title:    Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

PNC Bank, National Association, as a Lender

By: /s/ Susan J. Dimmick
Name:  Susan J. Dimmick
Title:    Senior Vice President

[Signature Page to First Amendment to AGL A&R Credit Agreement]

Exhibit A

SCHEDULE 7.8

AGREEMENTS PROHIBITING OR LIMITING LIENS

1.
Indenture, dated December 1, 1989, as amended, between Atlanta Gas Light Company and The Bank of New York Mellon, as successor trustee, pursuant to which Atlanta Gas Light Company issued its medium term notes.

2.
Loan Agreement, dated June 1, 1996, between NUI Utilities, Inc. (f/k/a NUI Corporation) and New Jersey Economic Development Authority, as amended by that certain First Amendment to Loan Agreement, dated September 1, 2010, pursuant to which Pivotal Utility Holdings Inc. (f/k/a NUI Utilities, Inc.) issued $39.0 million bonds, due June 1, 2026.

3.
Loan Agreement, dated December 1, 1998, between NUI Utilities, Inc. (f/k/a NUI Corporation) and New Jersey Economic Development Authority, pursuant to which NUI Utilities issued $40.0 million 5.25% bonds due November 1, 2033.

4.
Loan Agreement, dated April 1, 2005, between Pivotal Utility Holdings, Inc. and Brevard County, FL, as amended by that certain First Amendment to Loan Agreement, dated June 1, 2008, pursuant to which Pivotal Utility Holdings, Inc. issued $20 million bonds due October 1, 2024.

5.
Loan Agreement, dated May 1, 2005, between Pivotal Utility Holdings, Inc. and New Jersey Economic Development Authority, as amended by that certain First Amendment to Loan Agreement, dated June 1, 2008, and by that certain Second Amendment to Loan Agreement, dated September 1, 2010, pursuant to which Pivotal Utility Holdings, Inc. issued $46.5 million bonds due October 1, 2022.

6.
Loan Agreement, dated May 1, 2007, between Pivotal Utility Holdings, Inc. (f/k/a NUI Utilities, Inc. and NUI Corporation) and New Jersey Economic Development Authority, as amended by that certain First Amendment to Loan Agreement, dated June 1, 2008, and by that certain Second Amendment to Loan Agreement, dated September 1, 2010, pursuant to which NUI Utilities issued $54.6 million bonds due June 1, 2032.

7.
Reimbursement Agreement dated October 14, 2010, by and among Pivotal Utility Holdings, Inc., as Borrower, AGL Resources Inc., as Guarantor and JPMorgan Chase Bank, N.A. as Administrative Agent and Lender, as amended by that certain First Amendment to Reimbursement Agreement dated December 17, 2010, and by that certain Second Amendment to Reimbursement Agreement dated August 11, 2011, pursuant to which direct pay letters of credit will be posted to support the bonds for which the Loan Agreement referred to in item 2 above was executed. This Reimbursement Agreement shall be terminated on or around March 25, 2013.

8.
Reimbursement Agreement dated October 14, 2010, by and among Pivotal Utility Holdings, Inc., as Borrower, AGL Resources Inc., as Guarantor and JPMorgan Chase Bank, N.A. as Administrative Agent and Lender, as amended by that certain First Amendment to Reimbursement Agreement dated December 17, 2010, and by that certain Second Amendment to Reimbursement Agreement dated August 11, 2011, pursuant to which direct pay letters of credit will be posted to support the bonds for which the Loan Agreement referred to in item 6 above was executed. This Reimbursement Agreement shall be terminated on or around March 25, 2013.

9.
Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., as Borrower, AGL Resources Inc., as Guarantor and The Bank of Tokyo Mitsubushi UFJ, Ltd., New York Branch, as Administrative Agent and Lender, as amended by that First Amendment to Reimbursement Agreement dated December 17, 2010, and by that certain Second Amendment to Reimbursement Agreement dated August 11, 2011, pursuant to which direct pay letters of credit will be posted to support the bonds for which the Loan Agreement referred to in item 5 above was executed. This Reimbursement Agreement shall be terminated on or around March 25, 2013.

10.
Bank Rate Mode Covenants Agreement, dated as of February 26, 2013, among Holdings, Pivotal Utility Holdings, Inc., the several purchasers from time to time parties thereto and SunTrust Bank, as administrative agent.

11.
Master Program Agreements, Consent and Assignment Agreements, Loan Agreements or other similar financing documents pursuant to which lending institutions lend money to subsidiaries of Holdings to finance capital improvements made to departments, instrumentalities, agencies, and other entities of the United States government by such Holdings subsidiaries pursuant to government area-wide contracts, such loans being secured by liens on accounts receivable payable by the U.S. Government to Holdings or Holdings subsidiaries.

12.
Credit Agreement, dated December 15, 2011, among Northern Illinois Gas Company, as Borrower,  the  Lenders  from  time  to  time  party  thereto,  and  SunTrust  Bank, as Administrative Agent and any renewal, extension, refinancing or replacement thereof, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities or preferred equity) in whole or in part from time to time (and whether or not with the original administrative agent and lenders or another administrative agent or agents or other lenders and whether provided under a credit or other agreement or an indenture).

13.
Trust Indenture and Security Agreement dated May 15, 2001, between Horizon Pipeline Company, L.L.C, as the Company, and BNY Midwest Trust Company, as the Trustee, as amended, restated, modified, renewed, refunded, replaced or refinanced.

14.
Indenture dated January 1, 1954, between Commonwealth Edison Company and Continental Illinois National Bank and Trust Company of Chicago, as amended, restated, modified, renewed, refunded, replaced or refinanced.

15.
Note Purchase Agreement dated August 31, 2011, among the Borrower, Holdings and the respective purchasers named therein pursuant to which the Borrower issued the private placement notes described therein on October 27, 2011.